UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 20, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2025, the Board of Directors (the “Board”) of First Interstate BancSystem, Inc. (the “Company”) appointed Mr. James R. Scott, Jr. to serve as a Class III director on the Board with a term expiring at the Company’s 2027 annual meeting of shareholders. Mr. Scott will fill the vacancy on the Board created by the resignation of his father, James R. Scott, as a Class III director, as previously disclosed. Mr. Scott was designated as a director nominee by the Scott family in accordance with the terms and conditions of the stockholders’ agreement entered into in 2021 between the Company and members of the Scott family party thereto and was subsequently appointed to the Board upon the recommendation of the Governance and Nominating Committee of the Board.
Mr. Scott previously served as a member of the Board from 2016 until 2022. In addition, Mr. Scott also served as a Vice President, Commercial Group Manager of First Interstate Bank, the Company’s wholly-owned bank subsidiary (the “Bank”), until his voluntary retirement from such position in 2025. During the fiscal year ended December 31, 2024, Mr. Scott received approximately $220,000 of total compensation from the Bank, comprised of approximately $173,000 in base salary and $47,000 in other compensation. Mr. Scott’s father, James R. Scott, received approximately $161,000 in total compensation while serving as a Class III director on the Board in the fiscal year ended December 31, 2024, as previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2025.
In light of Mr. Scott’s recent employment with the Bank, Mr. Scott will not be “independent” as defined under applicable NASDAQ Marketplace Rules at the time of his appointment. Mr. Scott will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company pursuant to the Company’s non-employee director compensation program, which includes the issuance of restricted stock units. Mr. Scott is expected to serve on the Risk Committee and the Technology, Innovation and Operations Committee of the Board.
Following Mr. Scott’s appointment, as of May 21, 2025, there are currently 12 members on the Board divided equally among Classes I, II and III.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 21, 2025, the Board approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company, which became effective immediately. The Amended and Restated Bylaws implement the following changes:
•Adopt a director resignation policy, which provides that an incumbent director who does not receive the requisite affirmative majority vote for his or her re-election to the Board in an uncontested election will be required to promptly tender his or her resignation to the Board, with such resignation to be contingent upon acceptance by the Board as set forth in the Amended and Restated Bylaws.
•Implement a plurality vote standard in the event of a contested election of directors, such that directors in any contested election of directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and voting for nominees in such contested election of directors. A contested election is generally any election of directors in which the number of candidates for election as directors at such meeting exceeds the number of directors to be elected at such meeting. A majority vote standard will continue to apply for the election of directors in an uncontested election.
•Make immaterial technical, conforming and administrative changes.
The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated herein by reference. In addition, a marked copy of the Amended and Restated Bylaws showing all of the changes made is attached hereto as Exhibit 3.2.

Item 5.07 Submission of Matters to Vote of Security Holders.
At the 2025 annual meeting of shareholders of the Company held on May 20, 2025, the proposals voted upon and the final voting results for each proposal are as follows:
Proposal No. 1 - To elect as Class I directors the following nominees proposed by the Board to three-year terms expiring at the 2028 annual meeting of shareholders of the Company, or until their respective successors have been elected and qualified or until such person’s earlier death, resignation or removal.

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Stephen B. Bowman	84,604,897	615,404	39,255	6,768,475
Stephen M. Lacy	78,514,837	6,689,231	55,488	6,768,475
Joyce A. Phillips	84,816,750	395,000	47,806	6,768,475
Jeremy P. Scott	84,914,610	288,932	56,014	6,768,475
Proposal No. 2 - To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
82,084,151	3,048,115	127,290	6,768,475
Proposal No. 3 - To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
91,675,022	328,299	24,710	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of First Interstate BancSystem, Inc.

3.2	Marked Amended and Restated Bylaws of First Interstate BancSystem, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 23, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer